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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                              QUARTERLY REPORT
     Pursuant to sections 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Report) JANUARY 24, 1997

                        Commission File Number 0-12305

                              REPRO-MED SYSTEMS, INC
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                (Exact name of registrant as specified in its charter)

           NEW YORK                                        13-3044880
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(State or other jurisdiction of                           (IRS Employer
incorporation or organization)                         identification No.)

24 Carpenter Road, Chester, New York                         10918
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(Address of principle executive offices)                   (Zip Code)

                                  (914) 469-2042
                  ----------------------------------------------------
                  (Registrant's telephone number, including area code)



Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                               Yes X    No
                                   --      --


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ITEM 5. OTHER EVENTS

Background

On April 12, 1994 the Board of Directors of Repro-Med Systems, Inc's 58.3% owned subsidiary, Gamogen ("Gamogen") approved and on April 14, 1994 signed with Zonagen, Inc. ("Zonagen"), a small US based biotechnology company, an agreement ("Impotence Agreement") under which Zonagen acquired all rights of Gamogen to Gamogen's Oral Treatment for Male Impotence ("Oral Treatment"). In exchange for the above rights Gamogen received from Zonagen $100,000 in cash and 19,512 shares of restricted common stock of Zonagen and rights to royalties on Zonagen's future sales of the Oral Treatment. On June 20, 1996 Gamogen sold the restricted common stock received from Zonagen to a small group of private investors for $87,800. As of January 24, 1997 Gamogen has not received any royalty payments under the Impotence Agreement. As of January 24, 1997 Zonagen had not received approval by the US FDA or approvals in other countries for the marketing of the product. There can be no guarantee concerning the Oral Treatment that approvals by the US FDA or approvals in other countries will be secured and if secured that Zonagen will be successful in marketing of the product.

Amendment To Impotence Agreement

On January 24, 1997 the Board of Directors Gamogen approved and signed with Zonagen a conditional amendment to the Impotence Agreement granting Zonagen the right ("Option") to amend the Impotence Agreement as follows:

1) Gamogen's rights to royalties on Zonagen's future sales of the Oral
   Treatment;

2) Gamogen's rights to market the Oral Treatment in countries where Zonagen does not timely obtain regulatory approval for and commence marketing of the Oral Treatment.

The Option is conditioned on the payment to Gamogen of one of the following amounts ("Option Price") less any Maintenance Payments (see below) received by Gamogen pursuant to the conditional amendment:

(i)   if the Option is exercised on or before January 24, 1998, $750,000;
(ii) if the Option is exercised after January 24, 1998 but on or before January 24, 1999, $1,000,000;
(iii) if the Option is exercised after January 24, 1999 but on or before July 24, 1999, $1,500,000;
(iv) if the Option is exercised after July 24, 1999 but before the expiration of the Option, $1,750,000.

Under the conditional amendment Zonagen is granted the option for a period of three years ending January 24, 2000, however, Gamogen may terminate the Option prior to January 24, 2000 if Zonagen fails to make any of the following payments ("Maintenance Payments") in cash to Gamogen: $75,000 upon the execution of the conditional amendment and $75,000 on each July 24 and January 24 which occurs after the execution of the conditional amendment and before Zonagen's exercise of the Option, with the final payment due on July 24, 1999. On January 24, 1997 Gamogen received from Zonagen the initial Maintenance Payment of $75,000.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

10.1 Conditional Amendment No. 1 To Assignment Agreement Between Gamogen, Inc. and Zonagen, Inc.

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                             SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the following persons, thereunto duly authorized.

REPRO-MED SYSTEMS, INC




/s/ Andrew I. Sealfon                                      January 28, 1997
-----------------------------------------------------
Andrew I. Sealfon
President, Treasurer, Chairman of the Board,
Director, and Chief Executive Officer




/s/ Jesse A. Garringer                                     January 28, 1997
------------------------------------------------------
Jesse A. Garringer
Executive Vice-President, Secretary,
Director, and Chief Financial Officer




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